UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2017 (September 22, 2017)

MJ BIOTECH, INC

(Exact name of registrant as specified in its charter)

Wyoming	000-54616	45-2282672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                               109 East 17th Street, Suite 80

Cheyenne, Wyoming  82001

(Address of principal executive offices, including zip code)

(561) 523-3830

(Registrant ’ s telephone number, including area code)

760 Route 10 West, Suite 203

Whippany, New Jersey  07981

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On  October 18, 2017, KLJ & Associates LLP (“KLJ”) resigned  as the Company’s independent registered public accounting firm as it has sold its audit practice. During the period from August 18, 2016 (the date of KLJ’s appointment as the Company’s independent registered public accounting firm) through the effective date of KLJ’s withdrawal, there were no disagreements with KLJ on any matter of accounting principles or practices, or financial statement disclosure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused it to make reference to the subject matter of such disagreements in any future report on our financial statements for any periods during which KLJ was engaged. Also during the same period, there were no matters that were either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K. We provided KLJ with a copy of this disclosure before its filing with the SEC and requested that KLJ provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We received a letter from KLJ stating that it agrees with the above statements, which is attached hereto as Exhibit 99.01.

New Independent Accountants

The Company’s Board of Directors appointed Furci & Associates II, PLLP (“Furci”) as the Company’s new independent registered public accounting firm effective as of October 23, 2017. During the two most recent fiscal years and through the date of engagement, the Company did not consult with Furci regarding either: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1) (v)). Prior to engaging Furci, Furci did not provide the Company with either written or oral advice that was an important factor considered by our Company in reaching a decision to change our independent registered public accounting firm from KLJ to Furci.

Item 8.01 Other Events.

Change in Corporate Transfer Agent

The Company has appointed Platinum Stock Transfer Inc. (“Platinum”) as its transfer agent and registrar effective on or about September 22, 2017. All of the Company’s registered shares of common stock have been transferred from Globex Transfer, LLC to Platinum.  The Company shall continue to maintain stock records for all unregistered classes of preferred stock.

Item 9.01 Exhibits.

99.01

Letter from KLJ & Associates LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ BIOTECH, INC

By:	/s/ Maxine Pierson
Maxine Pierson
Chief Executive Officer

Date:  October 25, 2017